Stock-Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees and directors of BNY Mellon. At Dec. 31, 2013, under the Long-Term Incentive Plan approved in April 2011, we may issue 25,689,379 new options. Of this amount, 11,940,138 shares (subject to potential increase as provided in the Long-Term Incentive Plan) may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $65 million in 2013, $64 million in 2012 and $31 million in 2011.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and ten years from the date of grant. No stock options were granted in 2013.

The compensation cost that has been charged against income was $49 million for 2013, $70 million for 2012 and $96 million for 2011. The total income tax benefit recognized in the income statement was $20 million for 2013, $29 million for 2012 and $40 million for 2011.

We used a lattice-based binomial method to calculate the fair value on the date of grant. The fair value of each option award is estimated on the date of grant using the weighted-average assumptions noted in the following table:

Assumptions	2013	2012	2011
Dividend yield	N/A	3.0%	2.2%
Expected volatility	N/A	34	32
Risk-free interest rate	N/A	1.38	2.75
Expected option lives (in years)	N/A	6.9	6.7

For 2012 and 2011, assumptions were determined as follows:

•	Expected volatilities are based on implied volatilities from traded options on our stock, historical volatility of our stock, and other factors.

•	We use historical data to estimate option exercises and employee terminations within the valuation model.

•	The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant.

•	The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

A summary of the status of our options as of Dec. 31, 2013, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2012	82,359,866	$31.39	5.4
Granted	—	—
Exercised	(11,135,754)	23.68
Canceled/Expired	(5,427,790)	(41.16)
Balance at Dec. 31, 2013	65,796,322	$32.30	4.9
Vested and expected to vest at Dec. 31, 2013	65,605,396	32.33	4.9
Exercisable at Dec. 31, 2013	52,130,325	34.00	4.2

Stock options outstanding at Dec. 31, 2013
	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2013	Weighted-average remaining contractual life (in years)	Weighted-average exercise price	Exercisable at Dec. 31, 2013	Weighted- average exercise price
$ 18 to 31	36,160,149	6.5	$25.89	22,515,184	$25.94
31 to 41	17,421,247	2.2	37.07	17,400,215	37.08
41 to 51	12,214,926	3.9	44.46	12,214,926	44.46
$ 18 to 51	65,796,322	4.9	$32.30	52,130,325	$34.00

(a)	At Dec. 31, 2012 and 2011, 57,710,802 and 60,158,853 options were exercisable at an average price per common share of $33.95 and $35.21, respectively.

Aggregate intrinsic value of options (in millions)	2013	2012	2011
Outstanding at Dec. 31,	$336	$123	$22
Exercisable at Dec. 31,	$212	$64	$11

The weighted-average fair value of options at grant date was $5.50 in 2012 and $8.47 in 2011.

The total intrinsic value of options exercised was $67 million in 2013, $8 million in 2012 and $7 million in 2011.

As of Dec. 31, 2013, $43 million of total unrecognized compensation cost related to nonvested options is expected to be recognized over a weighted-average period of 10 months.

Cash received from option exercises totaled $263 million in 2013, $40 million in 2012 and $18 million in 2011. The actual tax benefit realized for the tax deductions from options exercised totaled $8 million in 2013, less than $1 million in 2012 and $2 million in 2011.

Restricted stock and RSUs

Restricted stock and RSUs are granted under our long-term incentive plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is one to four years. The total compensation expense recognized for restricted stock and RSUs was $201 million in 2013, $185 million in 2012 and $134 million in 2011. The total income tax benefit recognized in the income statement was $79 million for 2013, $76 million for 2012 and $52 million for 2011.

BNYMellon’s Executive Committee members were granted a target award of 942,428 performance units (“PSUs”) in 2013 that are earned annually based on an earnout percentage calculated using a metric of net income divided by risk-weighted assets under Basel III. The awards earned in each of the three performance periods vest at the end of the third performance period. Three of the awards are granted to FSA code-staff individuals and are required to be marked to market due to discretionary claw-back language contained in their grants.

BNY Mellon’s Executive Committee members were granted 817,698 RSUs in 2011 which contained certain performance criteria that were achieved in 2011. The actual number of units that will ultimately vest is subject to negative discretion by BNY Mellon’s Human Resources Compensation Committee and as a result, are subject to variable accounting.

The following table summarizes our nonvested PSU, restricted stock and RSU activity for 2013.

Nonvested PSU, restricted stock and RSU activity	Number of shares	Weighted- average fair value
Nonvested PSUs, restricted stock and RSUs at Dec. 31, 2012	17,419,139	$25.93
Granted	8,697,870	27.41
Vested	(4,063,858)	28.90
Forfeited	(511,774)	25.89
Nonvested PSUs, restricted stock and RSUs at Dec. 31, 2013 (a)	21,541,377	$26.59

(a)	Includes 955,274 shares granted to members of BNY Mellon’s Executive Committee that are marked-to-market based on the closing stock price at Dec. 31, 2013 of $34.94.

As of Dec. 31, 2013, $171 million of total unrecognized compensation costs related to nonvested restricted stock and RSUs is expected to be recognized over a weighted-average period of 1.6 years.
The total fair value of restricted stock and RSUs that vested was $117 million in 2013, $84 million in 2012 and $100 million in 2011.

Subsidiary Long-Term Incentive plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.